UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Event Requiring Report: January 17, 2003
                                                ----------------


                             AMERICAN OIL & GAS INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
         (State or other jurisdiction of incorporation or organization)

            0-31547                             88-0451554
            -------                             ----------
      (Commission File Number)      (IRS Employer Identification Number)

                   950 Stafford Street, Casper, Wyoming 82609
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (307) 237-7854
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.     Other Events.

     On January 17, 2003, the name of DrGoodTeeth.com, a Nevada corporation (the "Company"), was changed to American Oil & Gas Inc. to more accurately reflect a change in the Company's operational focus. A certificate of amendment to the Company's articles of incorporation was effective January 17, 2003, amending the Company's articles of incorporation as follows:

                  Article I is hereby amended to read as follows:

                  NAME: The name of the corporation is American Oil & Gas Inc.

      A complete copy of the Company's articles of incorporation, as amended, is attached hereto as an exhibit.

      The Company's board of directors also approved and adopted, effective January 17, 2003, an 8.25-for-1 forward stock split of the Company's issued and outstanding common stock. In connection with the change of the Company's name and the forward stock split of its outstanding common stock, the Company's stock symbol changed from DRGT to AOGI.

      On January 17, 2003, the Company executed a Purchase and Sale Agreement ("Agreement") with Tower Colombia Corporation, a Colorado corporation ("Tower"), and North Finn, LLC, a Wyoming limited liability company ("Finn"), whereby the Company will acquire an undivided fifty percent (50%) working interest in certain undeveloped oil and gas leases. Tower and Finn will retain an interest in the oil and gas leases and or all have agreed to enter into joint operating agreements with the Company covering the oil and gas leases. The purchase price for the undivided fifty percent (50%) of Tower Finn's interest in these oil and gas leases will be $815,365, with $400,000 to be paid by the Company within 30 days of closing of the Agreement, set to occur on February 17, 2003, and the remaining $415,365 to be paid by the Company on or before Monday, April 30, 2003. The Company's obligation to pay the second installment of $415,365 is evidenced by a promissory note and secured by a mortgage, both of which were executed by the Company simultaneously with execution of the Agreement.

      Pursuant to the Agreement, the Company will also be granted an option to purchase an undivided 28% of 8/8ths interest in and to certain other leases.

      In anticipation of execution of these actions, the board of directors of the Company, on December 13, 2002, appointed R.M. Bustin, Ph.D. and Alan Gelfand as additional directors of the Company. These appointments brought the total number of directors on the Company's board to five. Thereafter, on December 13, 2002, Anchana Chayawatana, Somdul Manpiankarn, and Bancha Luengaram resigned as directors of the Company. Their resignations were not the result of any disagreement with the Company on any matter, but were instead the result of the anticipated change in the Company's operational focus. As a result of these resignations, the board of directors now consits of the two newly appointed directors, R.M. Bustin, Ph.D. and Alan Gelfand. There has been no fundamental change in the ownership of the Company's equity.

Item 7.     Financial Statements and Exhibits.

      (A) No financial statements or pro forma financial information are required to be filed as a part of this report.

      (B)   The Exhibit Index is located on page 4.

                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of January, 2003.

                                    American Oil & Gas Inc.

                              By:   /s/ Alan Gelfand
                                    -------------------------------------
                                    Alan Gelfand, President

                                INDEX TO EXHIBITS

EXHIBIT           PAGE
NO.               NO.        DESCRIPTION
---               ---        -----------

3(i)              5          Articles of Incorporation of American Oil & Gas
                             Inc., as amended.

10                6          January 17, 2003 Purchase and Sale Agreement by and
                             among American Oil & Gas Inc., Tower Colombia
                             Corporation, and North Finn, LLC.

                                                                    Exhibit 3(i)
                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION


                                 DRGOODTEETH.COM
                               Name of Corporation


I, the undersigned, Alan Gelfand, do hereby certify:

      That the Board of Directors of DRGOODTEETH.COM (the "Corporation"), at a meeting duly convened and held on the 10th day of January 2003, adopted a resolution recommending that the Corporation's stockholders amend the articles of incorporation as follows:

                  Article I is hereby amended to read as follows:

                  NAME: The name of the corporation is American Oil & Gas Inc.

The number of shares of the corporation's common stock outstanding and entitled to vote on an amendment to the articles of incorporation is 4,000,000, that the said change and amendment has been consented to and approved by a vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon. The corporation has only one class of outstanding stock.

This Certificate of Amendment to the Corporation's articles of incorporation shall become effective on January 17, 2003.

                                    /s/ Alan Gelfand
                                    ----------------------------------
                                    Alan Gelfand, President
Province of British Columbia)
                            )     ss
City of Vancouver           )

On this 10th day of January 2003 personally appeared before me, a Notary Public, Alan Gelfand, president of DRGOODTEETH.COM, who acknowledged that he executed the above document.
                                    /s/ Ari Shack
                                    ----------------------------------
                                    Notary Public

                                                                  Exhibit 10

                           PURCHASE AND SALE AGREEMENT
              (With Option To Purchase Further Property Interests)

      This Purchase and Sale Agreement (this "Agreement") is dated January 17, 2003 and is entered into by and among Tower Colombia Corporation ("Tower"), a Colorado corporation whose address is 1050 Seventeenth Street, Suite 710, Denver, Colorado 80265; North Finn, LLC ("North Finn"), a Wyoming limited liability company whose address is 950 Stafford Street, Casper, Wyoming 82609 (collectively with Tower, the "Seller"); and American Oil & Gas, Inc ("Buyer" or "American"), a Nevada corporation formerly known as DrGoodTeeth.com, whose address is 950 Stafford Street, Casper, Wyoming 82609. Tower, North Finn and American may be referred to individually as a "Party" or collectively as the "Parties."
                                   RECITALS

A. Tower and North Finn wish to sell an undivided 50% of their interest in certain undeveloped leases insofar as they cover certain specified lands, defined as the "Primary Assets" in Section 1.2 below.

B. Tower and North Finn wish to sell 100% of their interest in certain leases insofar as they cover certain specified lands and in ten wells that are now either drilled or scheduled to be drilled on such lands, defined as the "Additional Assets" in Section 2.2 below.

C. Tower and North Finn wish to afford Buyer an option to purchase an undivided 28% interest in certain other leases insofar as they cover certain specified lands and one other well that is proposed to be drilled on lands covered by these leases, defined as the "Option Assets" in Section 3.2 below.

D. Tower and North Finn have each (i) designated Tower as their representative for all matters concerning this Agreement, (ii) agreed that Buyer may look to the Primary Assets, Additional Assets, and Option Assets as if they were owned by one entity and (iii)agreed that they will apportion the Purchase Price, the Additional Purchase Price, and the Option Exercise Price between themselves without Buyer's involvement.

E. Tower and North Finn are retaining an interest in the Primary Assets and, together with Buyer, have agreed to enter into Joint Operating Agreements with the Buyer covering the Primary Assets. Buyer shall designate North Finn as the Operator of the Additional Assets, and if Buyer exercises its option to purchase the Option Assets, it will ratify and join in the existing Joint Operating Agreement covering such Option Assets.

F. Buyer (i) has conducted an independent investigation of the nature and extent of the Primary Assets, Additional Assets, and Option Assets, (ii) will conduct further due diligence on the Additional Assets and Option Assets after execution of this Agreement, and (iii)wishes to purchase the Primary Assets and Additional Assets and to secure an option to purchase the Option Assets, all on the terms of this Agreement.

G. Buyer and Seller wish to accomplish the foregoing pursuant to the terms of this Agreement.


                                    AGREEMENT
                                    ---------

        In consideration of the mutual promises contained herein, Buyer and Seller agree as follows:

                                    ARTICLE I
                   PURCHASE AND SALE OF THE PRIMARY ASSETS
            (Undeveloped Coalbed Methane and Mowry Oil Prospects)

      1.1 Purchase and Sale. Seller unconditionally agrees to sell and Buyer unconditionally agrees to purchase the Primary Assets pursuant to the terms of this Agreement.

      1.2 The Primary Assets. As used herein, the term "Primary Assets" refers to an undivided 50% of Seller's interest in and to the leasehold estates created by the oil and gas leases described in Schedule 1.2 (collectively, the "Primary Leases"), but only to the extent such leases cover the lands specifically described on Schedule 1.2 (the "Primary Lands"), together with all contract rights and privileges, surface, reversionary or remainder interests, and other interests associated with the Primary Leases and Primary Lands.

      1.3 Purchase Price; Promissory Note: Mortgage. The purchase price for the Primary Assets shall be $815,365 (the "Purchase Price"), which shall be paid in two installments, with the first installment of $400,000 being paid at Closing and with the second installment of $415,365 being paid on or before Friday, April 30, 2003. Buyer's obligation to pay the second installment shall be evidenced by a promissory note in the form attached as Exhibit A and secured by a mortgage in the form attached as Exhibit B, both of which shall be executed, acknowledged and delivered by Buyer upon execution of this Agreement.

      1.4 Assignment; Operating Agreement. As soon as practicable after execution of this Agreement, Seller shall execute and deliver to Buyer an Assignment of Oil and Gas Leases, substantially in the form attached hereto as Exhibit C, covering the Primary Assets. In addition, Seller shall execute and deliver such separate assignments of the Primary Assets on officially approved assignment of operating rights forms as may be necessary to satisfy applicable statutory and regulatory requirements. The interests conveyed by these separate governmental assignments shall be the same, and not in addition to, the interests conveyed in the Assignment set forth in Exhibit C, and the governmental assignments shall be deemed to contain all of the provisions set forth in the Assignment set forth in Exhibit C. Finally, Seller and Buyer shall execute Joint Operating Agreements in the form attached as Exhibit D covering the Primary Leases, to the extent they cover the Primary Lands, when the Assignment of Oil and Gas Leases is delivered to Buyer.

      1.5 Leasehold Net Revenue. While Seller makes no representation or warranty concerning the working interest net revenue under the Primary Leases, Seller has previously agreed, with the knowledge and consent of Buyer, to grant to third parties before Closing overriding royalty interests on production obtained under the terms of each lease comprising the Primary Assets in an amount equal to the difference between 20% and the landowner royalties, overriding royalties and other burdens then of record in the applicable land records. The delivered net revenue consequently will be 80% or less, calculated on the basis of a 100% working interest lease.

      1.6 Effective Time. The purchase and sale of the Primary Assets shall become effective upon Closing.

                                   ARTICLE II
                   PURCHASE AND SALE OF THE ADDITIONAL ASSETS
                           (Ten Coalbed Methane Wells)

      2.1 Purchase and Sale. Seller unconditionally agrees to sell and Buyer unconditionally agrees to purchase the Additional Assets pursuant to the terms of this Agreement.

      2.2 The Additional Assets. As used herein, the term "Additional Assets" refers to the following:

            a. The leasehold estates created by the oil and gas leases described in Schedule 2.2(a) (collectively, the "Additional Leases"), but only to the extent such leases cover the lands specifically described on Schedule 2.2(a) (collectively, the "Additional Lands"), together with all contract rights and privileges, surface, reversionary or remainder interests and other interests associated with the Additional Leases and Additional Lands.

            b. The ten oil and gas wells specifically described in Schedule 2.2(b) (collectively, the "Additional Wells"), together with all equipment, fixtures, improvements, permits, rights-of-way and easements used or held for use in connection with the dewatering, production, gathering, treatment, processing, compression, storing, sale or disposal of hydrocarbons or water produced from the properties and interests described in Section 2.2(a).

            c. The unitization, pooling and communitization agreements, declarations and orders, and the units created thereby (including all units formed under orders, regulations, rules or other acts of any federal, state or other governmental agency having jurisdiction) and all other such agreements relating to the properties and interests described in Sections 2.2(a) and (b) and to the production of hydrocarbons, if any, attributable to said properties and interests.

            d. All then-existing and effective sales, purchase, exchange, gathering, transportation and processing contracts, operating agreements, balancing agreements, farmout agreements, service agreements, and other contracts, agreements and instruments, insofar as they relate to the properties and interests described in Sections 2.2(a) through (c).

      2.3 Purchase Price. The purchase price for the Additional Assets (the "Additional Asset Cost") shall be equal to the lesser of (i) $900,000 or (ii) 107.5% of the total out-of-pocket amount actually expended by Seller in connection with the Additional Leases, including without limitation independent landman costs, negotiation costs, title report costs, initial lease bonuses, delay rentals, and surface damage payments, and the Additional Wells, including without limitation site preparation costs, drilling, completing, equipping, and dewatering costs.

      2.4 Purchase Procedure. When all ten of the Additional Wells have been completed as producers and connected to the appropriate main sales line, Seller shall provide an initial invoice detailing the Additional Asset Cost to the extent then known to Seller. Seller shall provide during normal business hours an opportunity for Buyer to examine its books and records relating to the Additional Asset Cost and shall promptly provide copies of such back-up documentation as may be requested by Buyer. Buyer shall pay to the Seller the lesser of (i) $900,000 or (ii) 107.5% of the amount shown in the initial invoice within 14 days after its receipt of the initial invoice from Seller. If the amount so paid is less than $900,000, then, within 120 days after such payment, Seller shall provide a final invoice detailing any additional amounts comprising the Additional Cost that were not known to Seller when the initial invoice was prepared and, within 14 days after receipt of this final invoice
(during which period Buyer may again examine relevant books and records and obtain copies of back up documentation), Buyer shall pay to Seller 107.5% of the final invoice amount, subject to any corrections or adjustments that may have been mutually agreed by Seller and Buyer, although the aggregate amount paid by the Seller against the initial invoice and the final invoice shall never exceed a total of $900,000.

      2.5 Assignment. As soon as practicable after receipt of Buyer's payment of the Additional Purchase Price, Seller shall execute and deliver to Buyer an Assignment, Bill of Sale and Conveyance substantially in the form attached hereto as Exhibit E, covering the Additional Assets. In addition, Seller shall execute and deliver such separate assignments of the Additional Assets on officially approved assignment of operating rights forms as may be necessary to satisfy applicable statutory and regulatory requirements. The interests conveyed by these separate governmental assignments shall be the same, and not in addition to, the interests conveyed in the Assignment set forth in Exhibit E, and the governmental assignments shall be deemed to contain all of the provisions set forth in the Assignment, Bill of Sale and Conveyance set forth in Exhibit E. Finally, Seller shall (i) designate North Finn the Operator of the Additional Leases and the Additional Wells and (ii) enter into a Contract Operations Agreement with North Finn substantially in the form attached hereto as Exhibit F when the Assignment, Bill of Sale and Conveyance is delivered to Buyer.

     2.6 Leasehold Net Revenue. While Seller makes no representation or warranty concerning the working interest net revenue under the Additional Leases, Seller has previously agreed, with the knowledge and consent of Buyer, to grant to third parties before Closing overriding royalty interests on production obtained under the terms of each of the Additional Leases in an amount equal to the difference between 20% and the landowner royalties, overriding royalties and other burdens then of record in the applicable land records. The delivered net revenue consequently will be 80% or less, calculated on the basis of a 100% working interest lease.

     2.7 Effective Time. The purchase and sale of the Additional Assets shall be effective as of delivery of the assignment described in Section 2.5.

                                    ARTICLE III
                        OPTION TO PURCHASE OPTION ASSETS
                            (Robe Minnelusa Prospect)

      3.1 Grant of Option. Seller hereby grants Buyer the exclusive right but not the obligation to purchase at Buyer's sole option the Option Assets.

      3.2 The Option Assets. As used herein, the term "Option Assets" refers to an undivided 28% of 8/8ths interest in and to the following:

            (a) The leasehold estates created by the oil and gas leases specifically described in Schedule 3.2(a) (collectively, the "Option Leases"), but only to the extent such leases cover the lands specifically described on
Schedule 3.2(a) (the "Option Lands"), together with all contract rights and privileges, surface, reversionary or remainder interests and other interests associated with the Option Leases and Option Lands.

            (b) The oil and gas well specifically described in Schedule 3.2(b) (the "Option Well"), together with all equipment, fixtures, improvements, permits, rights-of-way and easements used or held for use in connection with the operation of the Option Well.

            (c) The unitization, pooling and communitization agreements, declarations and orders, and the units created thereby (including all units formed under orders, regulations, rules or other acts of any federal, state or other governmental agency having jurisdiction) and all other such agreements relating to the properties and interests described in Sections 3.2(a) and (b) and to the production of hydrocarbons, if any, attributable to said properties and interests.

            (d) All then-existing and effective contracts, operating agreements, balancing agreements, farmout agreements, service agreements, and other contracts, agreements and instruments, insofar as they relate to the properties and interests described in Sections 3.2(a) through (c).

      3.3 Exercise Price. The purchase price for the Option Assets shall be 100% of the Option Cost. The Option Cost shall be equal to the total out-of-pocket amount actually expended by Seller in connection with Seller's entire interest in the Option Leases, including without limitation independent landman costs, negotiation costs, title report costs, initial lease bonuses, delay rentals, prospect fees, geological and geophysical fees, and surface damage payments, and the Option Well, including without limitation site preparation costs, drilling, completing, and equipping costs paid by Seller for its own account and on behalf of its assignor.

      3.4 Exercise Procedure. If the Buyer elects to exercise its option to acquire the Option Assets, it shall provide written notice to Seller no later than seven days after the first test well drilled on the Option Lands reaches its total depth and, within seven days after receiving this notice, Seller shall provide an initial invoice detailing the Option Cost to the extent then known to Seller. Seller shall provide during normal business hours an opportunity for Buyer to examine its books and records relating to the Option Cost and shall promptly provide copies of such back-up documentation as may be requested by Buyer. If Buyer does not wish to proceed with the option exercise after reviewing the initial invoice and any other requested documentation, then Buyer may withdraw its notice of option exercise without any liability or obligation to the Seller. If, however, the Buyer wishes to proceed with the Option Exercise, it shall pay to the Seller the full amount shown in the initial invoice within seven days after its receipt of the initial invoice. Within 120 days after such payment, Seller shall provide a final invoice detailing any additional amounts comprising the Option Cost that were not known to Seller when the initial invoice was prepared and, within 14 days after receipt of this final invoice (during which period Buyer may again examine relevant books and records and obtain copies of back up documentation), Buyer shall pay to Seller the final invoice amount, subject to any corrections or adjustments that may have been mutually agreed by Seller and Buyer. Failure to pay the initial invoice within seven days after receipt shall conclusively be deemed an election not to exercise the option, and the option shall then terminate.

      3.5 Assignment. As soon as practicable after receipt of Buyer's payment of the Option Exercise Price, Seller shall execute and deliver to Buyer an Assignment, Bill of Sale and Conveyance, substantially in the form attached hereto as Exhibit G, covering the Option Assets. In addition, Seller shall execute and deliver such separate assignments of the Option Assets on officially approved assignment of operating rights forms as may be necessary to satisfy applicable statutory and regulatory requirements. The interests conveyed by these separate governmental assignments shall be the same, and not in addition to, the interests conveyed in the Assignment set forth in Exhibit G, and the governmental assignments shall be deemed to contain all of the provisions set forth in the Assignment, Bill of Sale and Conveyance set forth in Exhibit G. Finally, Seller shall ratify the existing Joint Operating Agreement that covers the Option Leases, to the extent they cover the Option Lands, when the Assignment, Bill of Sale and Conveyance is delivered to Buyer.

      3.6 Carried Interest Reservation. Both the Assignment and the governmental assignments shall reserve to the Seller a working interest carried through the tanks in every well that may subsequently be drilled on the Option Lands, equal to the difference between Seller's entire interest in the lease (believed to be approximately 40%) and the 28% of 8/8ths interest that is being assigned to Buyer. For the avoidance of doubt, the reservation of this carried working interest means that (i) Buyer and its successors and assigns shall pay 100% of all amounts through the tanks that otherwise would be paid by Seller and its successors and assigns in connection with every well that may thereafter be drilled on the Option Lands, even if Buyer itself does not consent to participate in a proposed drilling or completion operation; (ii) Buyer's payments shall continue in respect of each well until that well has been drilled, completed, equipped and connected to the lease tank battery or plugged and abandoned (including drillsite reclamation), whichever shall first occur, although Buyer shall thereafter pay its proportionate share of operating, deepening, recompleting and reworking costs associated with that well; (iii) the carried interest is in the nature of a promote in favor of the Seller, in that the amounts expended by Buyer, its successors and assigns, in connection with the carried interest shall never be recouped or recovered by Buyer from Seller or from Seller's interest in hydrocarbon production or proceeds; (iv) Seller shall have the right in its sole discretion to make its own decisions concerning participation in drilling, completing and other operations; and (v) Seller shall own its proportionate share of all fixtures, equipment and other tangible property, notwithstanding that its share of the cost of such items was paid by Buyer.
      3.7 Leasehold Net Revenue. While Seller makes no representation or warranty concerning the working interest net revenue under the Option Leases, Seller has previously agreed, with the knowledge and consent of Buyer, to grant to third parties before Closing overriding royalty interests on production obtained under the terms of each of the Option Leases in an amount equal to the difference between 20% and the landowner royalties, overriding royalties and other burdens then of record in the applicable land records. The delivered net revenue consequently will be 80% or less, calculated on the basis of a 100% working interest lease.

      3.8 Effective Time. The purchase and sale of the Option Assets shall be effective upon execution of the assignment described in Section 3.5.

                                   ARTICLE IV
                     SELLER'S REPRESENTATIONS AND WARRANTIES

      4.1 Corporate/Limited Liability Company Representations. Seller makes the following representations and warranties:

            a. Incorporation/Qualification. Tower is a Colorado corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado and is qualified to conduct business in Montana and Wyoming. North Finn is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Wyoming. For the purposes of this Section 4.1, Tower and North Finn may be referred to as the "Companies."

            b. Power and Authority. The Companies have all requisite power and authority to own their proportionate share of the Assets and to carry on their businesses as presently conducted and to execute and deliver this Agreement and perform their respective obligations under this Agreement.

            c. No Lien, No Violation. The execution and delivery of this Agreement does not, and the fulfillment of and compliance with the terms and conditions hereof will not, as of Closing, (i) create a lien or encumbrance on the Assets or trigger an outstanding security interest in the Assets that will remain in existence after Closing, (ii) violate, or be in conflict with, any material provision of any statute, rule or regulation applicable to the Companies or any agreement or instrument to which the Companies are a party or by which they are bound, or, (iii) to their knowledge, violate, or be in conflict with any statute, rule, regulation, judgment, decree or order applicable to the Companies.

            d. Authorization and Enforceability. This Agreement is duly and validly authorized and constitutes the legal, valid and binding obligation of the Companies, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.
            e. Liability for Brokers' Fees. The Companies have not incurred any liability,contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

            f. No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by or, to their knowledge, threatened against the Companies.

            g. Litigation. Except as set forth on Exhibit F, the Companies have not received any written claim or written demand notice that has not been resolved that would materially adversely affect the Assets. Except as set forth on Exhibit F, there are no actions, suits, ongoing governmental investigations, written governmental inquiries or proceedings pending or, to their knowledge, threatened in writing against them or any of the Assets, in any court or by or before any federal, state, municipal or other governmental agency that would affect the Companies' ability to consummate the transaction contemplated hereby, or materially adversely affect the Assets or Seller's ownership or operation of the Assets.

      4.2 Seller's Representations and Warranties with Respect to the Assets. Seller makes the following representations and warranties regarding the Primary Assets, Additional Assets, and Option Assets (collectively, the "Assets"):

            a. Liens. Except for the Permitted Encumbrances or as otherwise agreed to in writing by Buyer, the Assets will be conveyed to the Buyer free and clear of all liens, restrictions and encumbrances created by, through or under Seller. As used in this Agreement, "Permitted Encumbrances" means any of the following matters to the extent the same are valid and subsisting and affect the
Properties:
                  (1) all matters not created by, through or under Seller, including without limitation any matters created by, through or under Seller's predecessors in title;

                  (2) any liens for taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business and for which Seller has agreed to pay pursuant to the terms hereof or which have been prorated pursuant to the terms hereof;

                  (3) the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in the agreements, instruments and documents that create or reserve to the Seller its interests in the Assets;

                  (4) any obligations or duties affecting the Properties to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of the United States and the state, county, city and political subdivisions in which the Properties are located and that exercises jurisdiction over such Properties, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Properties (collectively, "Governmental Authority");

                  (5) any (i) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, logging, canals, ditches, reservoirs or the like and (ii) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way on, over or in respect of property owned or leased by Seller or over which a Seller owns rights-of-way, easements, permits or licenses;

                  (6) all landowner royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production relating to the Assets created or in existence as of the date of this Agreement;

                  (7)   required governmental consents to assignments;

                  (8) all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein that are customarily obtained subsequent to such sale or conveyance;

                  (9) all defects and irregularities affecting the Assets which individually or in the aggregate do not operate to reduce the net revenue interests of the Seller, increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working interests of the Seller, or otherwise interfere materially with the operation, value or use of the Assets.

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            b. Compliance with Law. All of the Assets operated by the Seller are so operated in compliance with applicable laws and regulations (including, without limitation, Environmental Laws) in all material respects. With respect to Environmental Laws, compliance therewith is deemed to include, without limitation that, to the Seller's actual knowledge:

                        (1) With respect to the Assets operated by the Seller, the applicable Party has acquired all material permits, licenses and authorization required under any Environmental Laws in order to conduct its operations as they have been conducted to the date of this Agreement and such Party is in compliance with all such permits, licenses and authorizations;
                        (2) With respect to the Assets operated by the Seller, there has been no material Release of any Hazardous Substances, Oils, Pollutants or Contaminants or any other wastes produced by, or resulting from, any business, commercial, or industrial activities operations, or processes, on, beneath, or adjacent to any of the Lands for which either Tower or North Finn may be held liable under any Environmental Laws; and

                        (3) There exists no written or tangible report, synopsis or summary of any asbestos, toxic waste or Hazardous Substances, Oils, Pollutants or Contaminants investigation made with respect to all or any portion of the Properties operated by the Seller.

                        (4) The following definitions apply to the foregoing provisions regarding Environmental Laws:

                        (i) "Environmental Laws" means all federal, state and local laws, regulations, rules and ordinances relating to pollution or protection of the environment, including, without limitation, laws relating to Releases or threatened Releases of Hazardous Substances, Oils, Pollutants or Contaminants into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Substances, Oils, Pollutants or Contaminants.

                        (ii) "Hazardous Substances, Oils, Pollutants or Contaminants" means all substances defined as such in the National Oil and Hazardous Substances Pollutant Contingency Plan, 40 C.F.R.ss.300.6, or defined as such under any Environmental Laws.

                        (iii) "Release" means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environmental (including, without limitation, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances, Oils, Pollutants or Contaminants through or in the air, soil, surface water, groundwater or any property.

            (c) Taxes. During Seller's period of ownership and with respect to ad valorem taxes for all taxable periods during Seller's period of ownership through the taxable period in which this Agreement is executed, all such ad valorem taxes have been paid when due.

            (d) Calls on Production. There are no calls on or preferential rights to purchase production from the Assets.

            (e) Preferential Purchase Rights and Consents. There are no preferential purchase rights in respect of any of the Assets.

            (f) Tax Partnerships The Assets are not subject to any tax partnership agreements requiring a partnership income tax return to be filed under subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended.


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



            (g) Securities Law Matters. The sale of the Assets by Seller is made pursuant to exemptions from registration under the Securities Act of 1933, including but not limited to those provided by Sections 3(b) and 4(2) of the Act.

                                   ARTICLE V
                     BUYER'S REPRESENTATIONS AND WARRANTIES
      Buyer makes the following representations and warranties:

      5.1 Organization and Standing. Buyer is a Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and duly qualified to carry on its business in Montana and Wyoming.

      5.2 Power. Buyer has all requisite power and authority to carry on its business as presently conducted and to execute and deliver this Agreement and perform its obligations under this Agreement. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby and the fulfillment of and compliance with the terms and conditions hereof will not violate, or be in conflict with, any material provision of its governing documents or any material provision of any agreement or instrument to which it is a party or by which it is bound, or, to its knowledge, any judgment, decree, order, statute, rule or regulation applicable to it.

      5.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement and the transaction contemplated hereby have been duly and validly authorized by all requisite corporate action on behalf of Buyer. This Agreement constitutes Buyer's legal, valid and binding obligation, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.

      5.4 Liability for Brokers' Fees. Buyer has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

      5.5 Litigation. There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending or, to Buyer's knowledge, threatened against it before any governmental authority that impedes or is likely to impede its ability (i) to consummate the transactions contemplated by this Agreement or (ii) to assume the liabilities to be assumed by it under this Agreement.

      5.6 Securities Laws; Access to Data and Information. Buyer acknowledges that the Assets are or may be deemed to be "securities" under the Securities Act of 1933, as amended, and certain applicable state securities or Blue Sky laws and that resales thereof may therefore be subject to the registration requirements of such acts. The Assets are being acquired solely for Buyer's own account for the purpose of investment and not with a view to resale, distribution or granting a participation therein in violation of any securities laws. Buyer has fully investigated the Assets and accepts the risks and absence of liquidity inherent in ownership of the Assets.

      5.7 Buyer's Evaluation. In entering into this Agreement, Buyer acknowledges and affirms that it has relied and will rely solely on the terms of this Agreement and upon its independent analysis, evaluation and investigation of, and judgment with respect to, the business, economic, legal, tax or other consequences of this transaction, including without limitation, its own estimate and appraisal of the extent and value of the Assets, and the petroleum, natural gas and other reserves associated with the Assets.

                                   ARTICLE VI
                                     CLOSING

       6.1 Date of Closing. The closing of the transactions contemplated hereby shall be held on or before Monday, February 17, 2003.

       6.2 Place of Closing. The Closing shall be held at the offices of Seller in Denver, Colorado or at such other time and place as Buyer and Seller may agree in writing.

       6.3 Closing Obligations. At Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

            (a) Seller shall execute, acknowledge and deliver to Buyer (or Buyer's designee or a subsidiary of Buyer if Buyer so desires), an Assignment, Bill of Sale and Conveyance in the form attached as Exhibit A, conveying the Primary Assets to Buyer;

            (b) Buyer shall deliver the first installment of the Purchase Price to the account at the Bank designated by Seller in writing not less than two business days preceding the closing date, by wire transfer in immediately available funds, or by such other method as agreed to by the Parties;

            (c) Buyer shall execute a (i) promissory note for the amount of the second installment of the Purchase Price in the form attached as Exhibit B and
(ii) a mortgage in favor of Seller securing payment of the promissory note in the form attached as Exhibit C; and

            (d) Seller and Buyer shall take such other actions and deliver such other documents as are contemplated by this Agreement.

                                    ARTICLE VII
                               PREFERENTIAL RIGHT

      In the event that Seller wishes to transfer any part or all of its retained interests in the Assets, it shall send Buyer notice of its intention and invite Buyer to submit an offer therefor. Buyer shall have ten days from the date of such notification to deliver a counter-notification with a binding offer to acquire such interests. If Seller accepts the offer, Seller and Buyer shall have the next 21 days within which to negotiate in good faith the execution of a mutually acceptable transfer agreement. If Seller does not find Buyer's offer acceptable or if a fully negotiated transfer agreement with Buyer has not been executed within said 21-day period and is not then consummated within 30 days after execution of the transfer agreement, then Seller shall be entitled for a period of 180 days to transfer such interests to a third party, so long as terms and conditions of the transfer to a third party are more favorable to Seller than the best terms and conditions offered forsuch interests by Buyer.

                                   ARTICLE VIII
                                  MISCELLANEOUS

      8.1 Schedules and Exhibits. The Schedules and Exhibits to this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

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



      8.2 Expenses. All legal and accounting fees incurred by Buyer or Seller in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the Party incurring the same. The fees and costs of Terry Savage, an independent landman, in preparing the Schedules to this Agreement and all necessary assignments to Buyer, as well as the cost of recording and filing those assignments, shall be borne solely by Buyer.

      8.3 Notices. All notices and communications required or permitted under this Agreement shall be in writing and addressed as set forth below. Any communication or delivery hereunder shall be deemed to have been duly made and the receiving Party charged with notice (i) if personally delivered, when received, (ii) if sent by telecopy or facsimile transmission, when received
(iii) if mailed, 5 business days after mailing, certified mail, return receipt requested, or (iv) if sent by overnight courier, one day after sending. All notices shall be addressed as follows:

        If to Seller:
            Tower Colombia Corporation
            1050 Seventeenth Street, Suite 710
            Denver, Colorado  80265
            Attention:  P. O'Brien
            Telephone:  (303) 595 0125
            Fax:  (303) 595 0709

          With a copy to:
            Lohf Shaiman Jacobs & Hyman PC
            950 South Cherry Street, #900
            Denver, Colorado 80246
            Attention:  D. Ebner
            Telephone:  (303) 753 9000
            Fax:  (303) 753 9997

      If to Buyer:
            American Oil & Gas, Inc.
            950 Stafford Street
            Casper, Wyoming 82609
            Attention:  Alan Gelfand
            Telephone:  (307) 237 7854
            Fax:  (307) 237 7628

          With a copy to:
            Woltjen Law Firm
            4144 North Central Expressway, Suite 410
            Dallas, Texas 75204
            Attention: Kevin Woltjen
            Telephone:  (214) 742-5555
            Fax:  (214) 742-5545

Any Party may, by written notice so delivered to the other Parties, change the address or individual to which delivery shall thereafter be made.

       8.4 Amendments. Except for waivers specifically provided for in this Agreement, this Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.

       8.5 Assignment. Buyer and Seller shall not assign all or any portion of their respective rights or delegate all or any portion of their respective duties hereunder unless they continue to remain liable for the performance of their obligations hereunder. Buyer may not assign the benefits of any of Seller's indemnity obligations contained in this Agreement, and any permitted assignment shall not include such benefits. No such assignment or obligation shall increase the burden on Seller or impose any duty on Seller to communicate with or report to any transferee, and Seller may continue to look to Buyer for all purposes under this Agreement.

       8.6 Counterparts; Fax Signatures. This Agreement may be executed by Buyer and Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument. Facsimile signatures shall be considered binding.

       8.7 Governing Law. This Agreement and the transactions contemplated hereby and any arbitration or dispute resolution conducted pursuant hereto shall be construed in accordance with, and governed by, the laws of the State of Wyoming without reference to the conflict of laws principles thereof.

       8.8 Entire Agreement. This Agreement constitutes the entire understanding among the Parties, their respective partners, members, trustees, shareholders, officers, directors and employees with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

       8.9 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto, and their respective successors and assigns.

       8.10 Survival. The representations and warranties of the Parties hereto contained in Sections IV and V and all claims, causes of action and damages with respect thereto shall survive the Closing for a period of two years thereafter.

       8.11 Limitation on Damages; Provision for Recovery of Costs and Attorney's Fees. The Parties expressly waive any and all rights to consequential, special, incidental, punitive or exemplary damages, or loss of profits resulting from breach of this Agreement. The prevailing Party in any litigation seeking a remedy for the breach of this Agreement shall, however, be entitled to recover all attorneys' fees and costs incurred in such litigation.

       8.12 No Third-Party Beneficiaries. This Agreement is intended to benefit only the Parties hereto and their respective permitted successors and assigns.

       8.13 Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

       8.14 Waiver. No consent or waiver, express of implied, to or of any breach or default in the performance of any obligation or covenant hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligations hereunder.

      In witness whereof, the Parties have executed this Agreement.

SELLER:
TOWER COLOMBIA CORPORATION                NORTH FINN, LLC


By:   /s/ Patrick D. O'Brien              By:  /s/ Wayne Neumiller
      -----------------------------            ------------------------
      Patrick D. O'Brien, President            Wayne Neumiller, Manager

BUYER:

AMERICAN OIL & GAS, INC.


By:  /s/ Alan Gelfand
     -------------------------------
     Alan Gelfand, President


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